MICOR Technologies, Inc.
                            Blanket Service Contract
                                       for
                                  King Soopers
REGISTER/SCANNER EQUIPMENT
On-Site Service Repair
    Register Systems - All Locations and including:
           Registers(4683,  4693, 4694  Configurations) (8 hours per
                    day, 7 days per week) Keyboards Receipt Printers
                    LED Displays  Cash Drawers  Logic Boards & Local
                    (only)  Cables/Connectors  IBM Bar Code  Readers
                    (Hand Held)
           Controllers (9557, 750, 310  Configuration) (24 hours per
                    day, 7 days per week)  Keyboards  &  Controllers
                    Motherboards
                    Servers (PCs)
                    Logic Boards & Local (only) Cables/Connectors
             Monitors (Monochrome and Color)
                                                 Price per store:      $5,730.00

       On-Site Swap Out Service
           Scanners/Scales - All Locations       Price per store:        $317.00

                                                            --------------------
       ESTIMATED ANNUAL TOTAL PER STORE                                $6,047.00
                                                            ====================
       ESTIMATED ANNUAL TOTAL      AT 72 STORES                      $435,384.00
                                                            --------------------

OTHER EQUIPMENT
       On-Site Service and Repair
          IBM 2380 Printers
          IVI MR2100 Micr Readers
          Veriphone #340 Pin Pads
          Veriphone #150 Printers
          Veriphone #490 CAT
          Standard Register Check Encoders (See Exhibit A for consumable items)

                                                 Price Per Store *       $450.00

*    Assumed equipment is uniformally disbursed throughout each store.

                                                            --------------------
      ESTIMATED ANNUAL TOTAL       AT 72 STORES                       $32,400.00
                                                            ====================

--------------------------------------------------------------------------------
MTI Equipment Blanket Service Proposal
King Scoopers

                                       B-1